BILL OF SALE



KNOW ALL MEN BY THESE PRESENTS THAT:

   FOR AND IN CONSIDERATION of the sum of Ten ($10.00) Dollars, in lawful money of the United States of America, and other good and valuable considerations, the receipt and sufficiency of which are herewith acknowledged, DUTTERER'S OF MANCHESTER CORPORATION, a Maryland corporation ("Dutterer's), and DOUGHTIE'S FOODS, INC., a Virginia corporation ("Doughtie's"), respectively (Doughtie's and Dutterer's sometimes hereinafter collectively referred to as the "Sellers"), have bargained, sold, conveyed, assigned, transferred and delivered, and by these presents do bargain, sell, convey, transfer and assign and deliver absolutely unto VALUE ADDED FOOD SERVICES, INC., a Maryland corporation, (hereinafter the "Purchaser"), certain of the assets (hereinafter the "Assets") of the home food sales business operation of Dutterer's (the "Business"), which Business is located at 2700 Lord Baltimore Drive, Baltimore, Maryland.

   Except for the Excluded Assets (hereinafter defined), the Assets transferred hereby include:

       1. All goods, stock-in-trade, and inventory of whatever kind or nature, wherever located, which are held or owned by the Business, and materials used or consumed in the Business, including without limitation, those assets described in Exhibit A attached hereto and made a part hereof;

       2. All of the furniture, fixtures, equipment, supplies, telephone numbers, transferable licenses, leasehold improvements, and other tangible assets located in or upon the Premises and/or currently used in the operation of the Business including, without limitation, those assets described in Exhibit B attached hereto and made a part hereof;

       3. All accounts receivable, contracts, contract rights, and general intangibles of the Business including, without limitation, those assets described in Exhibit C attached hereto and made a part hereof;

       4. All right, title and interest, if any, in and to all proprietary information, customer lists, formulas, trade secrets, inventions, patent and patent applications, trademarks, trade names and service marks, copyrights, copyright applications and registrations used by or associated with the Business, including the exclusive use and rights to the trade name
Dutterer's Home Foods; provided, however, that with respect to the trade name Doughtie's Home Foods, such conveyance shall be only a license, which license
(i) extends for a period of one year from date hereof, (ii) allows/ use only in the form attached as Exhibit D, (iii) is exclusive (except that nothing herein shall be deemed to affect use of "Doughtie's" by Doughtie's, (iv) permits use only with respect to the Business and (v) excludes use in the area of Virginia south and east of the City of Richmond;

       5. To the extent assignable, Seller's leasehold interest in the vehicles and equipment listed on the attached Exhibit E.

       6. All documents, books and records relating to any and all of the foregoing; and

       7. All products, and proceeds of the foregoing (including, without limitation, insurance payable by reason of loss or damage to any of the foregoing).

       The Assets shall not include those items (the "Excluded Assets") described on Exhibit F attached hereto and made a part hereof, and such items shall remain the Property of Sellers and shall not be transferred to Purchaser by this Bill of Sale.

       TO HAVE AND TO HOLD the Assets unto the Purchaser, its successors and assigns, to its own proper use, benefit and behoof forever.

       All of the equipment included as part of the Assets is sold "as is" and "where is," and "with all faults" without any warranty except as to title and except that Seller warrants that such equipment is in satisfactory working order as of the date hereof.

       Seller hereby covenants with Buyer that Seller is the lawful owner of the Assets, that Seller has good right to sell the Assets, and that the Assets are free and clear of all encumbrances whatsoever except those liens and encumbrances set forth on Exhibit G attached hereto. Seller does hereby warrant and agree to defend the Assets unto the Purchaser, its successors and assigns, against any and all claims and demands of all parties whomsoever, except and subject to those proper claims of those entities named in Exhibit G.


       IN WITNESS WHEREOF, the Sellers, by and through their authorized officers, have hereunto set their hands and affixed their seals as of the 3rd day of September, 1995.

                                   DUTTERER'S OF MANCHESTER CORP.,
                                     a Maryland corporation


                                   By:  Steven C. Houfek        (SEAL)
                                        Authorized Agent
                                           (Signature)


                                   DOUGHTIE'S FOODS INC.,
                                     a Virginia corporation


                                   By:  Steven C. Houfek        (SEAL)
                                        President
                                           (Signature)




--------------------------------------------------------------------
--------------------------------------------------------------------

                          [Exhibits omitted]

--------------------------------------------------------------------
--------------------------------------------------------------------